                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-3


Section 7.3 Indenture                Distribution Date:              12/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     2,194,500.00
             Class B Note Interest Requirement                       202,825.00
             Class C Note Interest Requirement                       338,793.75
                       Total                                       2,736,118.75

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.83333
             Class B Note Interest Requirement                          2.03333
             Class C Note Interest Requirement                          2.64167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,197,000,000
             Class B Note Principal Balance                          99,750,000
             Class C Note Principal Balance                         128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account           14,250,000.00

(v)     Required Owner Trust Spread Account Amount                14,250,000.00



                                          By:
                                              --------------------
                                          Name: Patricia M. Garvey
                                          Title: Vice President